Note: March 23, 2016

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

23% CONVERTIBLE PROMISSORY NOTE

OF

DOMINION MINERALS CORP.

Issuance Date: March 23, 2016

Principal Amount of Note: $26,000

THIS NOTE (“Note” or “Note”) is a duly authorized Convertible Promissory Note of DOMINION MINERALS CORP. a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), designated as the Company's 23% Convertible Promissory Note Due September 23, 2016 (“Maturity Date”) in the principal amount of Twenty Thousand Dollars ($20,000) (the “Note”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of Fair Choice Limited or its registered assigns or successors-in-interest (“Holder”) the principal sum of Twenty-Six Thousand Dollars ($26,000) together with all accrued but unpaid interest, if any, on the Maturity Date, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock, $0.0001 par value per share (the “Common Stock”), in accordance with the terms hereof.

The purchase price for this Note shall be Twenty Thousand Dollars ($20,000) and Six Thousand Dollars ($6,000) shall be retained by the Purchaser as an original issue discount.

Interest on any outstanding principal balance shall accrue at a rate of 2% per month.

This Note may be prepaid in whole or in part. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be $0.01 per share of the Company’s common stock.

“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note, and (ii) all accrued but unpaid interest hereunder.

“Trading Day” shall mean a day on which there is trading on the Principal Market.

“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00 Conversion.

(a)

Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's option, at any time to convert the outstanding Principal Amount and Interest under this Note in whole or in part.

be referred to herein as the “Conversion Date”.

(i)

Stock Certificates. The Company will deliver to the

Holder, or Holder’s authorized designee, no later than three (3) Trading Days after the Conversion Date (the “Deadline”), a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of this Note.

If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section prior to the third Trading Day after the Conversion Date, the Company shall pay to the Holder as liquidated damages, in cash, an amount equal to One Thousand Dollars ($1,000) per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be added to the principal value of the Note.

Section 2.00

Defaults and Remedies.

(b) Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than five (5) Business Days only after the Company has informed the Holder that repayment of the Note shall be delivered in cash. (ii) a default in the timely issuance of underlying shares upon and in accordance with terms hereof, which default continues for three (3) Business Days after the Company has received notice informing the Company that it has failed to issue shares or deliver stock certificates within the third (3rd) day following the Conversion Date; (iii) failure by the Company for three (3) Business Days after notice has been received by the Company to comply with any material provision of the Purchase Agreement (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof;) (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company in excess of $500,000 or for money borrowed the repayment of which is guaranteed by the Company in excess of $500,000, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vi) failure to have sufficient number of authorized but unissued shares of the Company’s Common Stock available for any conversion.

Remedies. If an Event of Default occurs and is continuing with respect to the Note, the Holder may declare all of the then outstanding Principal Amount of this Note, including any interest due thereon, to be due and payable immediately without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be increased to one hundred and fifty percent (125%) of the outstanding Principal Amount of the Note held by the Holder plus all accrued and unpaid interest, fees, and liquidated damages, if any. Additionally, this Note shall bear interest on any unpaid principal from and after the occurrence and during the continuance of an Event of Default at a rate of thirty percent (30%) annually. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from an Event of Default and any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. The remedies under this Note shall be cumulative and added to the principal value of the Note.

Section 3.00

General.

(c)

Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(d)

Assignment, Etc. The Holder may assign or transfer this Note to any transferee at its sole discretion. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(e)

Governing Law; Jurisdiction. This note will be governed by and construed in accordance with the laws of the state of New York without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.  Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties hereto shall be settled by binding arbitration in New York, New York. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this note.

IN WITNESS WHEREOF, the Parties has caused this Convertible Promissory Note to be duly executed on the day and in the year first above written.

DOMINION MINERALS CORP.                                 FAIR CHOICE LTD.

By:__________________________                                 By:__________________________

Name:                                                                                        Name:

Title:                                                                                          Title:

Date:                                                                                          Date:

$20,000.00 Convertible

Note Dominion Mineral Corp.

Fair Choice Ltd.

EXHIBIT A

FORM OF CONVERSION NOTICE

DATE:

FROM:

Fair Choice Ltd.

Re:

$26,000 Convertible Promissory Note (this “Note”) originally issued by DOMINION MINERALS CORP., a Delaware corporation, to Fair Choice Ltd. on March 23, 2016.

The undersigned on behalf of Fair Choice Ltd., hereby elects to convert $

of the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.0001 par value per share, of DOMINION MINERALS CORP. (the “Company”) according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:

_____________________________________________

Date to Effect Conversion

_____________________________________________

Aggregate Principal Amount of Note Being Converted

_____________________________________________

Aggregate Interest on Amount Being Converted

_____________________________________________

Number of Shares of Common Stock to be Issued

$0.01_________________________________________

Applicable Conversion Price

_____________________________________________

Signature

_____________________________________________

Name

_____________________________________________

Address

$20,000.00 Convertible

Note Dominion Mineral Corp.

Fair Choice Ltd.